UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report: July 7, 1998




                              EMERGENT GROUP, INC.
              ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



 South Carolina                      0-8909            57-0513287
------------------------           ------------        ------------------
 (State or other juris-            (Commission         (IRS Employer
diction of incorporation)          File Number)        Identification Number)



Suite 750, 15 South Main Street, Greenville, South Carolina      29601
----------------------------------------------------------------------
(Address of principal executive offices)                      (Zip Code)



Registrant's telephone number, including area code:  (864) 235-8056




                   The Exhibit Index appears on page 4 hereof.

ITEM 5.           OTHER EVENTS

         On June 10, 1998, at Emergent Group, Inc.'s (the "Company's") 1998 Annual Meeting of Shareholders, shareholders owning a majority of the Company's issued and outstanding common stock as of April 23, 1998 approved a proposal to change the Company's name to "HomeGold Financial, Inc." The corporate name change became effective as of 12:01 a.m., Eastern Daylight Savings Time, on July 1, 1998. Articles of Amendment effecting the Company's name change were filed with the Secretary of State for the State of South Carolina on June 24, 1998. The Company's common stock began trading on The Nasdaq Stock Market under the ticker symbol "HGFN" effective as of the opening of The Nasdaq Stock Market on July 1, 1998.


ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

         (c)  EXHIBITS.

                  3.1 Articles of Amendment of the Company's Articles of Incorporation filed with the Secretary of State of South Carolina on June 24, 1998.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             EMERGENT GROUP, INC.


July 7, 1998                 By:      /s/ John M. Sterling, Jr.
                                       -------------------------
                                          John M. Sterling, Jr.
                                          President and Chief Executive Officer

                                  EXHIBIT INDEX
                                  -------------

3.1 Articles of Amendment of the Company's Articles of Incorporation filed with the Secretary of State of South Carolina on June 24, 1998.